EXECUTION COPY
                                                                  EXHIBIT 10.4

                          SECOND PLEDGE AGREEMENT (SPT)

     This SECOND PLEDGE AGREEMENT (this "AGREEMENT") is dated as of October 14, 2005 and entered into by and between AMALGAMATED COLLATERAL TRUST, a Delaware business trust ("PLEDGOR"), and SNAKE RIVER SUGAR COMPANY, an Oregon cooperative ("SECURED PARTY").

     WHEREAS, Pledgor is the legal and beneficial owner of the limited liability company membership interest (the "PLEDGED EQUITY") described in Schedule I annexed hereto and issued by The Amalgamated Sugar Company LLC, a Delaware limited liability company ("LLC").

     WHEREAS, Valhi, Inc. ("VALHI"), a Delaware corporation and the indirect holder of 100% of the outstanding stock of ASC Holdings, Inc. ("ASC"), a Utah corporation and the sole owner of the Certificate of Beneficial Interest issued by Pledgor, has issued to Secured Party a Limited Recourse Promissory Note dated January 3, 1997 in aggregate principal amount of $212,500,000 (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "LIMITED RECOURSE PROMISSORY NOTE") and a Subordinated Promissory Note dated January 3, 1997 in aggregate principal amount of $37,500,000 (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "SUBORDINATED PROMISSORY NOTE", and, together with the Limited Recourse Promissory Notes, the "NOTES").

     WHEREAS, Pledgor entered into a Guaranty (the "ORIGINAL SPT GUARANTY"), dated May 14, 1997, in favor of Secured Party, pursuant to which Pledgor guaranteed the obligations of Valhi under the Limited Recourse Promissory Note and in certain circumstances the obligations of Valhi under the Subordinated Promissory Note.

     WHEREAS, Pledgor granted to Secured Party a security interest, pursuant to the Pledge Agreement (SPT) dated as of May 14, 1997 (the "ORIGINAL PLEDGE AGREEMENT (SPT)"), in all of Pledgor's right, title and interest in the Pledged Equity.

     WHEREAS, Pledgor has amended and restated the Original SPT Guaranty pursuant to the Second SPT Guaranty dated as of October 14, 2005 (the "SECOND SPT GUARANTY") in favor of Secured Party, pursuant to which Pledgor has continued to guarantee the obligations of Valhi under the Limited Recourse Promissory Note and in certain circumstances the obligations of Valhi under the Subordinated Promissory Note.

     WHEREAS, Pledgor and Secured Party desire to amend and restate the Original Pledge Agreement (SPT), as reflected herein, and therefore this Agreement shall supersede the Original Pledge Agreement (SPT).

     WHEREAS, Pursuant to a Pledge and Security Agreement (the "SENIOR PLEDGE AGREEMENT") dated as of October 17, 2005 between Secured Party and Northwest Farm Credit Services, FLCA, as agent (the "AGENT") for the benefit of the purchasers named in the Note Purchase Agreement (as defined below), Secured Party has pledged and assigned to Agent, and granted to Agent a security interest in, all of Secured Party's right, title and interest in and to the Notes and all collateral related thereto including its interest created hereunder in the Pledged Equity.

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, Pledgor hereby agrees with Secured Party as follows:

     Section 1. CERTAIN DEFINITIONS. The following terms used in this Agreement shall have the following meanings:

     "CERTIFICATE OF BENEFICIAL INTEREST" means the Certificate of Beneficial Interest as defined in the Deposit Trust Agreement.

     "COMPANY AGREEMENT" means the Amended and Restated Company Agreement of the Amalgamated Sugar Company LLC dated October 14, 2005, as the same may be amended, supplemented or otherwise modified from time to time.

     "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "DEPOSIT TRUST AGREEMENT" means the Deposit Trust Agreement of Amalgamated Collateral Trust, dated as of May 14, 1997, between ASC and Wilmington Trust Company, as it may be amended, supplemented or otherwise modified from time to time.

     "EVENT OF DEFAULT" means a default under either of the Notes entitling Secured Party to accelerate payment on the Notes.

     "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

     "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, limited liability companies, cooperatives or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "RESIDENT TRUSTEE" means the Resident Trustee as defined in the Deposit Trust Agreement.

     "COMPANY TRUSTEE" means the Company Trustee as defined in the Deposit Trust Agreement.

     Section 2. PLEDGE OF SECURITY. Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

     (a) the Pledged Equity and any certificates representing the Pledged Equity and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Equity, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity;

     (b) all additional equity interests, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire any equity interests, in any issuer of the Pledged Equity from time to time acquired by Pledgor in any manner (which interests shall be deemed to be part of the Pledged Equity), any certificates or other instruments representing such additional equity interests, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional equity interests, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional equity interests, securities, warrants, options or other rights; and

     (c) to the extent not covered by clauses (a) and (b) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

     (d) Notwithstanding anything in this Agreement to the contrary but subject to the limitation contained in Section 2(e) of this Agreement, the Pledged Collateral shall not include, and Secured Party shall not have a security interest in (and Secured Party's security interest shall terminate and automatically be released with respect to) any cash distributions on account of the Pledged Collateral actually paid or distributed by the Resident Trustee prior to the date of any Event of Default on the Notes to holder of the Certificate of Beneficial Interest in accordance with the terms of the Deposit Trust Agreement, including without limitation any Retained Amounts (as defined in the Company Agreement) actually paid or distributed to the holder of the Certificate of Beneficial Interest prior to an Event of Default.

     (e) Notwithstanding anything else contained in this Agreement, Pledgor agrees and acknowledges that the terms of the Deposit Trust Agreement require the Resident Trustee to segregate certain distributions and other amounts received by Pledgor which were paid by the LLC in respect of the Pledged Collateral (the "DESIGNATED DISTRIBUTIONS"), and that such Designated Distributions are to be paid, on behalf of Secured Party, to the Agent for the Senior Notes (as defined below) for the benefit of the holders of such Senior Notes, regardless of whether or not an Event of Default on the Notes or any acceleration of the Notes has occurred or exists. The parties hereto hereby acknowledge and agree that Pledgor will direct LLC and any other applicable party, as the case may be, to make all payments of distributions and any other amounts in respect of any of the Pledged Collateral directly to the Resident Trustee (or as otherwise instructed by the Resident Trustee).

     (f) Subject to any limitation contained in the Company Agreement on the exercise of the put option pursuant to Article XVIII of the Company Agreement by the Pledgor or any mandatory redemption under Article XVII of the Company Agreement, upon the exercise of the put option pursuant to Article XVIII of the Company Agreement by the Pledgor or any mandatory redemption under Article XVII of the Company Agreement, the proceeds received by Pledgor shall be applied as set forth in Section 13 of this Agreement.

     Section 3. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section362(a)), of (i) all obligations and liabilities of every nature of Valhi now or hereafter existing under or arising out of or in connection with the Subordinated Promissory Note and all extensions or renewals thereof and any agreements or instruments entered into in connection therewith, and (ii) all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Second SPT Guaranty, in the case of each of clauses (i) and (ii) whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Valhi or Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

     Section 4. ASSIGNMENT TO AGENT; DELIVERY OF PLEDGED COLLATERAL

     (a) Pledgor hereby acknowledges and agrees that Secured Party will assign and grant a security interest in all of Secured Party's rights in, to and under this Agreement and the Pledged Collateral to Agent for the benefit of the holders of the 7.61% Senior Notes due September 30, 2012 (the "SENIOR NOTES") issued by Secured Party pursuant to the Note Purchase Agreement (the "NOTE PURCHASE AGREEMENT"), dated October 17, 2005, as the same may be amended, supplemented or otherwise modified from time to time, among Secured Party, Agent and the purchasers referred to therein, as security for Secured Party's obligations under the Senior Notes and the Note Purchase Agreement, and thereafter Agent shall have all of the rights granted to Secured Party hereunder. So long as Agent has any security interest in this Agreement or the Pledged Collateral, the term "Secured Party" shall include Agent for all purposes under this Agreement.

     (b) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and to the Senior Pledge Agreement and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a).

     Section 5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

     (a) Organization and Powers. Pledgor is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and carry out the transactions contemplated hereby.

     (b)  Authorization.   The  execution,  delivery  and  performance  of  this
Agreement have been duly authorized by all necessary action by Pledgor.

     (c) No Conflict. The execution, delivery and performance by Pledgor of this Agreement will not (i) violate the Certificate of Trust or other organizational documents of Pledgor, (ii) violate any provision of law applicable to Pledgor, or any order, judgment or decree of any court or other agency of government binding on Pledgor, (iii) be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Pledgor, (iv) result in or require the creation or imposition of any Lien upon any of Pledgor's properties or assets, or (v) require the approval of LLC or any direct or indirect beneficiary of Pledgor or any approval or consent of any Person under any Contractual Obligation of Pledgor other than the Company Agreement.

     (d) Binding Obligation. This Agreement is the legally valid and binding obligation of Pledgor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

     (e) Due  Authorization,  etc. of Pledged Equity.  All of the Pledged Equity
has  been  duly   authorized   and   validly   issued  and  is  fully  paid  and
non-assessable.

     (f) Description of Pledged Equity. The Pledged Equity includes 94.7% of the membership interests in the LLC, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Equity other than the Company Agreement and the Senior Pledge Agreement.

     (g) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien, except for the security interest created by this Agreement and subject to the limitations set forth in the Deposit Trust Agreement and the Company Agreement.

     (h) Governmental Authorizations. Other than the filing of appropriate UCC financing statements with the Secretary of State (or Department of Business Regulation, if applicable) of the States of Idaho and Delaware, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

     (i) Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

     (j) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     (k) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all material respects.

     (l) Other Matters. To the best of Pledgor's knowledge, the granting of a pledge and security interest in the Pledged Collateral hereunder to secure the Secured Obligations will benefit ASC, as the sole owner of the Certificate Of Beneficial Interest issued by Pledgor, because, among other reasons, (a) ASC, as an indirectly, wholly-owned subsidiary of Valhi, may from time to time receive capital contributions from Valhi to support its operations, and (b) Valhi has centralized certain management, financial, accounting, administrative, income tax, legal and risk management functions in one central office, and Valhi directly and indirectly provides such services to ASC, from which ASC derives benefit.

     Section 6. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC. Pledgor shall:

     (a) not, except as may be expressly permitted by this Agreement, the Deposit Trust Agreement, the Notes, or the Company Agreement (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement and the Senior Pledge Agreement;

     (b) (i) cause each issuer of Pledged Equity not to issue any equity in addition to or in substitution for the Pledged Equity issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon acquisition (directly or indirectly) thereof by the Pledgor, any and all additional equity of each issuer of Pledged Equity;

     (c) promptly deliver to Secured Party, and prior to the complete repayment of the Senior Notes, the Agent, all written notices received by it with respect to the Pledged Collateral; and

     (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

     Section 7. FURTHER ASSURANCES; PLEDGE AMENDMENTS.

     (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

     (b) Pledgor further agrees that it will, upon obtaining any additional equity or securities required to be pledged hereunder as provided in Section 6(b), promptly (and in any event within five business days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of
Schedule II annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Collateral to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Collateral listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     Section 8. VOTING RIGHTS; ETC.

     (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Notes.

          (ii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above.

     (b) Upon the occurrence and during the continuation of an Event of Default and upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

     (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b),
(i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including, without limitation, giving or withholding written consents of equity holders, calling special meetings of equity holders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full in cash of the Secured Obligations.

     Section 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

     (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of and constituting any of the Pledged Collateral;

     (c) to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of and constituting the Pledged Collateral or any part thereof and to give full discharge for the same; and

     (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

     Section 10. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 14(b).

     Section 11. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

     Section 12. REMEDIES.

     (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged
Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

     (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

     (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall furnish to Secured Party all such information as Secured Party may reasonably request in order to determine the extent to which such equity interest and any instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     Section 13. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

     FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 14;

     SECOND: To the payment of all other Secured Obligations in such order as Secured Party shall elect; and

     THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

Notwithstanding anything to the contrary herein, upon the exercise of the put option pursuant to Article XVIII of the Company Agreement by the Pledgor or any mandatory redemption under Article XVII of the Company Agreement and otherwise, in each case in compliance with the Company Agreement, the proceeds received by Pledgor shall be applied to the payment of the Notes.

     Section 14. INDEMNITY AND EXPENSES.


     (a) Pledgor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (b) Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.


     Section 15. SURETYSHIP WAIVERS BY PLEDGOR, ETC.

     (a) Pledgor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full in cash of the Underlying Debt. In furtherance of the foregoing and without limiting the generality thereof, Pledgor agrees as follows: (i) Secured Party may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of Pledgor's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Underlying Debt, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Underlying Debt or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Underlying Debt and take and hold other security for the payment of the Underlying Debt, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Underlying Debt, any guaranties of the Underlying Debt, or any other obligation of any Person with respect to the Underlying Debt, (E) enforce and apply any other security now or hereafter held by or for the benefit of Secured Party in respect of the Underlying Debt and direct the order or manner of sale thereof, or exercise any other right or remedy that Secured Party may have against any such security, as Secured Party in its discretion may determine consistent with the Notes and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Secured Party under the Notes, at law or in equity; and (ii) this Agreement and the obligations of Pledgor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full in cash of the Underlying Debt), including without limitation the occurrence of any of the following, whether or not Pledgor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Underlying Debt or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Underlying Debt, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Notes or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Underlying Debt, (C) the Underlying Debt, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Underlying Debt, (E) any defenses, set-offs or counterclaims which Pledgor or Valhi may allege or assert against Secured Party in respect of the Underlying Debt, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (F) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Pledgor as an obligor in respect of the Underlying Debt.

     (b) Pledgor hereby waives, for the benefit of Secured Party: (i) any right to require Secured Party, as a condition of payment or performance by Pledgor, to (A) proceed against Valhi, any guarantor of the Underlying Debt or any other Person, (B) proceed against or exhaust any other security held from Valhi, any guarantor of the Underlying Debt or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Secured Party in favor of Valhi or any other Person, or (D) pursue any other remedy in the power of Secured Party whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Valhi including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Underlying Debt or any agreement or instrument relating thereto or by reason of the cessation of the liability of Valhi from any cause other than payment in full in cash of the Underlying Debt; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Secured Party's errors or omissions in the administration of the Underlying Debt, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of Pledgor's obligations hereunder, (B) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement hereof,
(C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Secured Party protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Notes or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Underlying Debt or any agreement related thereto, notices of any extension of credit to Valhi and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

     (c) As used in this Section 15, any reference to "the principal" includes Pledgor and Valhi, and any reference to "the creditor" includes Secured Party.

     (d) Until the Underlying Debt shall have been paid in full in cash, Pledgor shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that Pledgor now has or may hereafter have against Valhi or any of its assets in connection with this Agreement or the performance by Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that Pledgor now has or may hereafter have against Valhi, (B) any right to enforce, or to participate in, any claim, right or remedy that Secured Party now has or may hereafter have against Valhi, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Secured Party, and (ii) any right of contribution Pledgor may have against any guarantor of any of the Underlying Debt. Pledgor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Pledgor may have against Valhi or against any other collateral or security, and any rights of contribution Pledgor may have against any such guarantor, shall be junior and subordinate to any rights Secured Party may have against Valhi, to all right, title and interest Secured Party may have in any such other collateral or security, and to any right Secured Party may have against any such guarantor.

     (e) Secured Party shall have no obligation to disclose or discuss with Pledgor its assessment, or Pledgor's assessment, of the financial condition of Valhi. Pledgor has adequate means to obtain information from Valhi on a continuing basis concerning the financial condition of Valhi and its ability to perform its obligations under the Notes, and Pledgor assumes the responsibility for being and keeping informed of the financial condition of Valhi and of all circumstances bearing upon the risk of nonpayment of the Underlying Debt. Pledgor hereby waives and relinquishes any duty on the part of Secured Party to disclose any matter, fact or thing relating to the business, operations or condition of Valhi now known or hereafter known by Secured Party.

     Section 16. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(a) remain in full force and effect until the payment in full in cash of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer the Notes to any other Person, including without limitation Agent, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full in cash of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination, and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     Section 17. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     Section 18. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile, United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

     Section 19. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     Section 20. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 21. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     Section 22. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF WASHINGTON. Unless otherwise defined herein or in the Notes, terms used in Articles 8 and 9 of the Code in the State of Washington are used herein as therein defined.

     Section 23. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 18, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

     Section 24. WAIVER OF JURY TRIAL. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     Section 25. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AMALGAMATED COLLATERAL TRUST

         By:  ASC Holdings, Inc., as Company Trustee

         By:      /s/Gregory M. Swalwell
                  -----------------------------------------------------
                  Gregory M. Swalwell
                  Vice President

         Notice Address:

         ASC Holdings, as Company Trustee for
         Amalgamated Collateral Trust
         5430 LBJ Freeway, Suite 1700
         Dallas, Texas  75240
         Attn:  General Counsel
         Fax:  972-448-1445

SNAKE RIVER SUGAR COMPANY

         By:      /s/Dave Budge
                  -----------------------------------------------------
                  Dave Budge
                  Vice President

         Notice Address:

         3184 Elder Street
         Boise, Idaho, 83705
         Fax:  208-383-6688

         with a copy to:
                  Northwest Farm Credit Services, FLCA
                  1700 South Assembly Street
                  Spokane, Washington  99224
                  Attn:  Mr. Stacy Lavin

         and a copy to:

                  Northwest Farm Credit Services, FLCA
                  815 North College Road
                  Twin Falls, Idaho 83303
                  Attn:  Mr. Jack Hetherington

                                   SCHEDULE I


Attached to and forming a part of the Second Pledge Agreement dated as of October 14, 2005 between Amalgamated Collateral Trust, as Pledgor, and Snake River Sugar Company, as Secured Party.




Equity                                                   Equity Interest


The Amalgamated Sugar Company LLC                    AGM Interest, as defined
                                                     in the Company Agreement

                                   SCHEDULE II


                                PLEDGE AMENDMENT


This Pledge  Amendment,  dated  ____________,  20__,  is  delivered  pursuant to
Section 7(b) of the Second Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Second Pledge Agreement dated October 14, 2005, between the undersigned and Snake River Sugar Company, as Secured Party (the "SECOND PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Collateral listed on this Pledge Amendment shall be deemed to be and become part of the Pledged Collateral and shall secure all Secured Obligations.

AMALGAMATED COLLATERAL TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Resident Trustee

         By:
                --------------------------------------------------------
         Name
                --------------------------------------------------------
         Title:
                --------------------------------------------------------

By:  ASC Holdings, Inc., as Company Trustee

         By:
                --------------------------------------------------------
         Name
                --------------------------------------------------------
         Title:
                --------------------------------------------------------



                            [LIST PLEDGED COLLATERAL]